Exhibit 32.1

Certifications of

Chief Executive Officer and Chief Financial Officer

Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 of the

Sarbanes-Oxley Act of 2002

I, David W. Barry, Chief Executive Officer of Pursuit Attractions and Hospitality, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Pursuit Attractions and Hospitality Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in Pursuit Attractions and Hospitality Inc.’s Annual Report on Form 10-K fairly presents, in all material respects, Pursuit Attractions and Hospitality Inc.’s financial condition and results of operations.

Date: February 25, 2026	By: /s/ David W. Barry
David W. Barry
President and Chief Executive Officer

I, Michael J. Heitz, Chief Financial Officer of Pursuit Attractions and Hospitality, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Pursuit Attractions and Hospitality Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in Pursuit Attractions and Hospitality Inc.’s Annual Report on Form 10-K fairly presents, in all material respects, Pursuit Attractions and Hospitality Inc.’s financial condition and results of operations.

Date: February 25, 2026	By: /s/ Michael J. Heitz
Michael J. Heitz
Chief Financial Officer

This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Pursuit Attractions and Hospitality Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.